497(e)
                                                                      333-142455

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AXA Equitable Life Insurance Company
SUPPLEMENT DATED AUGUST 18, 2009 TO THE MAY 1, 2009 PROSPECTUS FOR AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM

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This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. Please note the following changes described below.


CHANGE TO PORTFOLIO OF EQ ADVISORS TRUST ("TRUST")

  PORTFOLIO NAME CHANGE

  Effective on or about September 4, 2009, subject to regulatory approval, the name of EQ/AXA Templeton Growth Core will change to EQ/Templeton Global Equity. Accordingly, all references to that Portfolio's corresponding investment option in the Prospectus are also changed.

























   Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234




ADA NB/IF (SAR)                                                         x02793